SECOND AMENDING AGREEMENT
                    Made as of August 22, 1997




                             Between

                       BURTEK SYSTEMS INC.
                           as Borrower
                               and

                  FIRST CHICAGO NBD BANK, CANADA
                            as Lender
                               and

                   RICHARDSON ELECTRONICS, LTD.
                           as Guarantor





                         BAKER & MCKENZIE
                            BCE Place
                    181 Bay Street, Suite 2100
                           P.O. Box 874
                         Toronto, Ontario
                             M5J 2T3

                    SECOND AMENDING AGREEMENT


This Agreement is made as of August 22, 1997

B E T W E E N:

          BURTEK SYSTEMS INC.
          as Borrower

          and

          FIRST CHICAGO NBD BANK, CANADA
          as Lender

          and

          RICHARDSON ELECTRONICS, LTD.
          as Guarantor

WHEREAS:

A. First Chicago NBD Bank, Canada (the "Lender"), entered into a credit agreement made as of February 18, 1997 (the "Credit Agreement") with Richardson Electronics Acquisition Corp., the partial purpose of which was to finance the acquisition by Richardson Electronics Acquisition Corp. of all the capital stock of Burtek Systems Inc.

B. Subsequent to the execution of the Credit Agreement, Richardson Acquisition Corp. acquired all the capital stock of Burtek Systems Inc. By Articles of Amalgamation filed effective May 31, 1997, Richardson Electronics Acquisition Corp. amalgamated with Burtek Systems Inc. to continue as Burtek Systems Inc. (the "Borrower").

C. The Lender and the Borrower entered into a first amending agreement made as of August 14, 1997 (the "First Amending
     Agreement") amending the terms of the Credit Agreement.

D. The Lender and the Borrower have agreed to enter into this Amending Agreement to amend the terms of the First Amending
     Agreement as hereinafter set forth.

NOW THEREFORE, for value received the parties agree as follows:

SECTION 1- INTERPRETATION

1.1 Definitions. Capitalized terms used and not defined in this Amending Agreement shall have the meanings given to them in the Credit Agreement.

1.2 References. Unless otherwise specified, all references to Sections are to Sections of this Amending Agreement. The words
"hereto", "herein", "hereof", "hereunder" and similar expressions refer to this Amending Agreement and not to any particular
Section or other provision of this Amending Agreement.

1.3 Number and Gender. Unless otherwise specified, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.4 Headings. The insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.5 Governing Law. This Amending Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and Canada applicable therein.

1.6 Severability. Any provision of this Amending Agreement which is illegal, invalid or unenforceable in any jurisdiction shall not affect the legality, validity or enforceability of the remaining provisions and any such illegality, invalidity or unenforceability in any jurisdiction shall not affect the legality, validity or enforceability of such provision in any other jurisdiction.

1.7 Currency. Unless otherwise specified, all amounts are stated in Canadian Dollars.

1.8 Time. Time shall be of the essence in all provisions of this Amending Agreement.

SECTION 2 - AMENDMENTS TO CREDIT AGREEMENT

2.1 Section 2.12 of the First Amending Agreement is deleted and the following substituted therefor:

     "The following new Section 2.1(n) shall be added to the Credit Agreement:

      (n) Security Service International SSI Inc. The Borrower shall not assume any liabilities of Security Service International SSI Inc. or of Security Service International SSI Group Inc. and all assets of Security Service International SSI Inc. and Security Service International SSI Group Inc. it acquires shall be free and clear of any Liens. The Borrower will acquire such assets of Security Service International SSI Inc. and Security Service International SSI Group Inc. in accordance with the provisions of the order dated August 21, 1997 of Mr. Justice Benjamin J. Greenberg of the Superior Court of the District of Montreal sitting in bankruptcy matters providing for the sale of such assets to the Borrower. "

SECTION 3 - GENERAL

3.1 Enurement. This Amending Agreement shall be binding upon the Borrower and its successors and assigns and shall enure to the benefit of the Lender and its successors and assigns.

3.2 Further Assurances. Upon the request of the Lender, the Borrower shall from time to time make, do, execute or cause to be made, done or executed, all such further and other lawful acts, deeds, things, devices, conveyances and assurances whatsoever in order to give effect to the provisions, purpose and intent of this Amending Agreement and to complete the transactions contemplated by this Amending Agreement.

3.3 Counterparts. This Amending Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

3.4 First Amending Agreement and Credit Agreement. Except as amended by this Amending Agreement, all terms and conditions of the First Amending Agreement shall remain in full force and effect and are hereby ratified and confirmed in every respect. For greater certainty, the Credit Agreement, the First Amending Agreement and this Amending Agreement shall all be read together and shall have effect, so far as practicable, as if all the provisions in such agreements were contained in one instrument.

IN WITNESS WHEREOF the parties hereto have executed this Amending
Agreement as of the day and year first above written.

THE BORROWER:                      BURTEK SYSTEMS INC.

Address:40W267 Keslinger Rd.       BY: /s/ Edward J. Richardson
        La Fox, Illinois 60147     Name: Edward J. Richardson
        U.S.A.                     Title: Chairman

Fax:    (630) 208-2950             By: /s/William J. Garry
                                   Name: William J. Garry
Phone:  (630) 208-2200             Title: CFO

THE LENDER:                        FIRST CHICAGO NBD BANK,
                                   CANADA
Address:First Chicago NBD Bank,    By: /s/ Colleen H. Delaney
        Canada                     Name: Colleen H. Delaney
        161 Bay Street, Suite 4240 Title:Assistant Vice President
        Toronto, Ontario
        M5J 2S1

                                   By: /s/ Jeremiah A. Hynes III
                                   Name: Jeremiah A. Hynes III
Fax:   (416) 363-7574              Title: First Vice President

Phone: (416) 365-5259


The foregoing Second Amending Agreement is acknowledged and consented to by the undersigned as of the date first written above. The undersigned further agrees that the foregoing Second Amending Agreement shall not alter its obligations under, or release the undersigned from, the terms of a Guaranty executed by the undersigned in favour of the Lender dated February 28, 1997. The undersigned confirms that it remains fully liable to the Lender under the terms of the said Guaranty.

                         RICHARDSON ELECTRONICS, LTD.


                         By: /s/ Bruce W. Johnson
                         Name: Bruce W. Johnson
                         Title: President

                         By: /s/ William G. Seils
                         Name: William G. Seils
                         Title: Secretary